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EXHIBIT 10.1


                                 NVE CORPORATION
                             2000 STOCK OPTION PLAN


1.       ESTABLISHMENT AND PURPOSE.

         1.1 ESTABLISHMENT. NVE Corporation, a Minnesota Corporation, is establishing this 2000 Stock Option Plan (the "PLAN") for employees and others providing services to the Company. The Plan permits the granting of both Nonstatutory Options and Incentive Stock Options.

         1.2 PURPOSE. The purposes of the Plan are to enhance shareholder investment by attracting, retaining and motivating employees and consultants of the Company and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.

2. DEFINITIONS. Unless the context clearly requires otherwise, when capitalized, the following terms have the meanings set forth below.

         2.1 "AFFILIATE" means a corporation that, for purposes of Section 422 of the Code, is a Parent Corporation or Subsidiary Corporation of the Company, direct or indirect.

         2.2      "BOARD" means the Board of Directors of the Company.

         2.3      "CODE" means the Internal Revenue Code of 1986, as amended.

         2.4 "COMMITTEE" means the committee, as specified in Section 6, appointed by the Board to administer the Plan, or the Board if no Committee is appointed. If the Board delegates powers to a Committee, and if the Company is or becomes subject to Section 16 of the Exchange Act, then, if necessary to comply with
                  Section 16, the Committee will consist initially of no less than 2 members of the Board, each member being a "non-employee director," within the meaning of the applicable rules of the Exchange Act.

         2.5      "COMPANY" means NVE Corporation, a Minnesota corporation.

         2.6 "CONSULTANT" means any person or entity, including an officer or director of the Company who provides consulting, director or advisory services (other than as an Employee) to the Company.


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         2.7      "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of employment in the case of an Employee, or provision of services in the case of a Consultant. Continuous Status as an Employee or Consultant will not be deemed to be interrupted in the case of sick leave, military leave or any other absence approved by the Board; provided, however, that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         2.8 "DATE OF EXERCISE" means the date the Company receives notice by an Optionee of the exercise of an Option under Section 10.1 of the Plan. The notice indicates the number of shares of Stock that Optionee intends to exercise an Option.

         2.9 "EMPLOYEE" means any person, including an officer or director of the Company, who is employed by the Company.

         2.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         2.11 "EXERCISE PRICE" means the amount for which one share of Stock may be purchased upon exercise of an Option, as specified in the applicable Option Agreement.

         2.12 "FAIR MARKET VALUE" means (a) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock, as published in the Midwest Edition of The Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock on the next preceding date on which there was trading in such shares; (b) if the Stock is not listed or admitted to trade on a national securities exchange, the last price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the Stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the Stock on such date, as furnished by the NASD; or (d) if the Stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the Stock are not furnished by the NASD or a similar organization, the values established by any means deemed fair and reasonable by


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                  the Committee for purposes of the Plan. In the event that the
                  Fair Market Value of the Stock is established by the Committee for purposes of the Plan, the Committee's determination is final and binding on all parties.

         2.13 "INCENTIVE STOCK OPTION" means an Option granted under the Plan which is designated as an Incentive Stock Option and is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.14 "NONSTATUTORY OPTION" means an Option granted under the Plan that is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Except as otherwise specified, Nonstatutory Options may be granted at the times and subject to the restrictions as the Board determines without conforming to the statutory rules of
                  Section 422 of the Code applicable to incentive stock options. An Option granted pursuant to this Plan as an Incentive Stock Option which does not qualify as an Incentive Stock Option within the meaning of Section 422 of the Code at time of grant, or ceases to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, and is not otherwise terminated pursuant to the Plan or the Stock Option Agreement, will be a Nonstatutory Option for purposes of the Plan.

         2.15 "OPTION" means the right, granted under the Plan, to purchase Stock of the Company at the Exercise Price for a specified period of time. For purposes of the Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

         2.16 "OPTIONEE" means a person to whom an Option has been granted under the Plan.

         2.17 "PARENT CORPORATION" has the meaning set forth in Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         2.18 "SUBSIDIARY CORPORATION" has the meaning set forth in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         2.19 "SIGNIFICANT STOCKHOLDER" means an individual who, within the meaning of Section 422(b)(6) of the Code, owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Stockholder, an individual shall be


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                  treated as owning Stock owned by certain relatives of the
                  individual and certain Stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

         2.20     "STOCK" means the common stock of the Company.

3. GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology when used in the Plan also includes the feminine gender, and the definition of any term in the singular also includes the plural.

4. SEVERABILITY. Wherever possible, each provision of the Plan is to be interpreted to be effective and valid under applicable law. If, however, any provision of the Plan is prohibited by or invalid under applicable law, that provision is ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of the Plan.

5.       ELIGIBILITY AND PARTICIPATION.

         5.1 ELIGIBILITY. All Employees are eligible to participate in the Plan and receive Incentive Stock Options and/or Nonstatutory Options. All Consultants are eligible to participate in the Plan and receive Nonstatutory Options.

         5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Consultants those to whom it wishes to grant Options. The Committee determines the nature of and number of shares of Stock subject to each Option.

6.       ADMINISTRATION.

         6.1 THE COMMITTEE. Except as provided herein, the Committee administers the Plan. The Board may authorize one or more officers or directors of the Company to assist in the administration of the Plan, acting as a secondary committee within guidelines established from time to time by the Board. Within the limitations of this Section 6.1, any reference in the Plan to the Committee includes the secondary committee.

         6.2 AUTHORITY OF THE COMMITTEE. The Committee has full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to this Plan, to determine the size and types of Options; to determine the terms and conditions of the Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend,


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                  or waive rules and regulations for the Plan's administration;
                  and (subject to the provisions of Section 13) to amend the terms and conditions of any outstanding Option to the extent that the terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee may take any other action necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities to the secondary Committee.

         6.3 DECISIONS BINDING. All determinations and decisions made by the Committee under the Plan and all related orders or resolutions of the Board of Directors are final, conclusive and binding on all persons, including the Company, its shareholders, Employees, Consultants, Optionees and successors.

7.       STOCK SUBJECT TO THE PLAN.

         7.1 NUMBER. The total number of shares of Stock made available for grant and reserved for issuance under the Plan is 3,620,500 shares. The aggregate number of shares of Stock available under the Plan is subject to adjustment as provided in Section 14.1.

         7.2 LAPSED OPTIONS. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares of Stock become available for other Options under the Plan, unless the Plan has terminated.

8. DURATION OF THE PLAN. Subject to shareholder approval, the Plan is in effect for ten (10) years from the date of its adoption by the Board. Any Options outstanding at the end of this period remain in effect in accordance with their terms. The Plan terminates before the end of this period if all Stock subject to the Plan has been purchased by exercise of Options granted under the Plan.

9.       TERMS OF STOCK OPTIONS.

         9.1      GRANT OF OPTIONS.

                  (a) COMMITTEE DISCRETION. Subject to Section 7.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Committee, except that Consultants may only receive Nonstatutory Options. The Committee has complete discretion in determining the recipient of Options among the Employees or Consultants, the number of shares of Stock subject to an Option and the number of Options granted to each Optionee. In making these determinations, the Committee may take into account the nature of services rendered by Employees or Consultants, their present and potential contributions to the


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                           Company, and any other factors as the Committee in
                           its discretion deems relevant. The Committee also determines whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

                  (b) $100,000 LIMIT. The Committee may not grant an Optionee Incentive Stock Options exercisable for the first time during any calendar year in excess of $100,000. This limit applies to all plans of the Company under which Incentive Stock Options may be granted, including plans of any Parent Corporations and any Subsidiary Corporations of the Company. The Fair Market Value used for this calculation is the Fair Market Value determined at the date of the grant. This paragraph does not prevent the grant of Options in excess of the maximums established this paragraph, however, such excess will be treated as a Nonstatutory Option.

                  (c) 1,500,000 SHARE LIMIT. No Optionee may be granted Options in any fiscal year to purchase an aggregate number of shares of Stock in excess of 1,500,000 shares per Optionee, subject to adjustment under
                           Section 14.1.

                  (d) AUTHORITY TO AMEND. The Committee has the express authority to issue amended Options for shares of Stock subject to an Option previously granted. An amended Option amends the terms of an Option previously granted and supersedes the previous Option.

                  (e) STOCKHOLDER APPROVAL. No Options granted under the Plan are exercisable before the approval of the Plan by the shareholders of the Company in accordance with the Bylaws of the Company.

         9.2 NO TANDEM OPTIONS. Where an Option granted under the Plan is intended to be an Incentive Stock Option, the Option may not contain terms under which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, so that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

         9.3      OPTION AGREEMENT.

                  (a) USE OF OPTION AGREEMENT. As determined by the Committee on the date of grant, each Option is evidenced by an Option agreement (the "OPTION AGREEMENT") that includes the nontransferability provisions of Section 12.2 and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Exercise Price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or serial exercise restrictions


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                           that the Committee may impose; and any other terms or
                           conditions that the Committee may impose. An Option Agreement may provide that a new Option will be granted automatically to the Optionee when the Optionee exercises a prior Option and pays the Exercise Price using Stock under Section 9.7. The Committee may require an Optionee to sign the Option Agreement.

                  (b) RESTRICTIONS ON STOCK. At the discretion of the Committee, the Company may reserve to itself and/or its assignees in the Option Agreement (a) a right of first refusal to purchase all Stock that an Optionee, or Permitted Transferee (as hereinafter defined), may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Stock held by an Optionee following such Optionee's termination at any time within 90 days after the later to occur of the Optionee's Termination Date and the date the Optionee purchases Stock under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Optionee's Exercise Price.

                  (c) INCORPORATION BY REFERENCE. All Option Agreements incorporate the provisions of the Plan by reference, with different provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

         9.4 EXERCISE PRICE. No Incentive Stock Option granted under the Plan may have an Exercise Price that is less than the Fair Market Value of the Stock on the date the Option is granted. Incentive Stock Options granted to Significant Stockholders must have an Exercise Price of not less than 110% of the Fair Market Value of the Stock on the date of grant. The Exercise Price for Nonstatutory Options may be less than the Fair Market Value of Stock on the date the Option is granted and are not subject to the restrictions applicable to Incentive Stock Options.

         9.5 TERM OF OPTIONS. Each Option expires at the time determined by the Committee when the Option is granted, but no Option may be exercised after the 10th anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Stockholder may not be exercised after the 5th anniversary date of its grant.

         9.6 EXERCISE OF OPTIONS. Options granted under the Plan are exercisable at the times and subject to the restrictions and conditions as the Committee in each instance approves, which need not be the same for all Optionees.

         9.7 PAYMENT. Payment for all shares of Stock must be made at the time that an Option, or any part thereof, is exercised, and no shares may be issued until full payment has been made. Payment may be made in cash, cash equivalents or other form acceptable to the Committee, including without


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                  limitation, in Stock having a Fair Market Value at the time of the exercise equal to the Exercise Price, provided that the Optionee has held such Stock for more than six months and such Stock has been paid for within the meaning of Rule 144 of the Securities Act of 1933, as amended, or the Optionee obtained such Stock in the public market. In the case of an Incentive Stock Option, the form of payment cannot prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. In addition, the Company may establish a cashless exercise program in accordance with Federal Reserve Board Regulation T.

10.      WRITTEN NOTICE, ISSUANCE OF STOCK CERTIFICATES, STOCKHOLDER PRIVILEGES

         10.1 WRITTEN NOTICE. An Optionee wishing to exercise an Option gives written notice to the Chief Executive Officer of the Company, in the form and manner prescribed by the Committee.

         10.2 ISSUANCE OF STOCK CERTIFICATES. As soon as practicable after the receipt of written notice and payment, the Company delivers to the Optionee, or to a nominee of the Optionee, a certificate or certificates for the shares of Stock. The certificate may bear a legend restricting transfer if required under Section 15.

         10.3 RIGHTS OF A STOCKHOLDER. An Optionee or any other person entitled to exercise an Option under the Plan does not have dividend rights, voting rights or other rights or privileges of a shareholder with respect to any Stock covered by an Option until the date of issuance of a stock certificate for the Stock. No adjustment is made for cash dividends or other rights for which the record date is before the issuance date, except as expressly provided in the Plan.

         10.4 ESCROW. To enforce any restrictions on an Optionee's Stock, the Committee may require the Optionee to deposit all certificates representing Stock, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

11.      TERMINATION OF EMPLOYMENT.

         11.1     DEATH.

                  (a) Unless otherwise determined by the Committee, if an Optionee's employment in the case of an Employee, or provision of services in the case of a Consultant, terminates by reason of death, and prior to


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                           his or her death the Employee or Consultant had been
                           in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised at any time before the expiration date of the Option or within six months after the date of the death, whichever period is shorter, by the person or persons entitled to do so under the Optionee's will.

                  (b) If an Optionee's employment in the case of an Employee, or provision of service in the case of a Consultant, terminates by reason of death within 30 days after such Employee or Consultant terminates his or her Continuous Status as an Employee or Consultant, the Option may be exercised at any time before the expiration date of the Option or within six months after the date of the death, whichever period is shorter, by the person or persons entitled to do so under the Optionee's will.

                  (c) If the Optionee fails to make a testamentary disposition of an Option or dies intestate, the Optionee's legal representative may exercise the Option. Options are exercisable only to the extent that they were exercisable as of the date of death.

         11.2     TERMINATION OTHER THAN FOR CAUSE OR DUE TO DEATH.

                  (a) TERMINATION. In the event of an Optionee's termination of Continuous Status as an Employee or Consultant, except when an Employee becomes a Consultant, other than by reason of death or for cause (as defined in Section 11.3), the Optionee may exercise the portion of his Option that was exercisable by the Optionee at the date of the termination (the "TERMINATION DATE") at any time within 30 days after the Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options terminate if not exercised within the applicable period.

                  (b) DISABILITY. If the termination of Continuous Status as an Employee or Consultant occurs due to a disability, as defined in the Code, the Optionee may exercise the portion of any Option that was exercisable by such Optionee on Optionee's Termination Date within six months after such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options terminate if not exercised within the applicable period.

         11.3     TERMINATION FOR CAUSE.


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                  (a)      TERMINATION OF OPTIONS. If the Company terminates the
                           employment, in the case of an Employee, or the provision of services, in the case of a Consultant, for cause (as defined below), any Option or Options held by the Optionee under the Plan, to the extent not exercised before the termination, terminate immediately.

                  (b) DEFINITION OF "CAUSE." The term "cause" means:

                           (i) Optionee's conviction of a felony which would materially damage the reputation of the Company; or

                           (ii) material misappropriation by Optionee of the Company's property or other material acts of dishonesty by Optionee against the Company; or

                           (iii) Optionee's gross negligence or willful misconduct in the performance of Optionee's duties that has a material adverse effect on the Company.

12.      RIGHTS OF OPTIONEES.

         12.1 SERVICE. Nothing in the Plan interferes with or limits in any way the right of Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confers upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

         12.2     RESTRICTIONS ON TRANSFER.

                  (a)      NONTRANSFERABLE. Except as otherwise provided by this
                           Section 12.2, all Options granted under the Plan are nontransferable by the Optionee, other than by will or the laws of descent and distribution, and are exercisable during the Optionee's lifetime only by the Optionee.

                  (b) COMMITTEE DISCRETION. The Committee may, in its sole discretion and with the consent of the Optionee:

                           (i) grant Nonstatutory Options which are transferable within the restrictions of this
                                    Section 12.2;

                           (ii) amend a then-existing Nonstatutory Option to allow for transferability of an Option within the restrictions of this Section 12.2; or


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                           (iii)    amend a then-existing Incentive Stock Option
                                    (whereby an Option will become a
                                    Nonstatutory Option) to allow for
                                    transferability of an Option within the
                                    restrictions of this Section 12.2
                                    (collectively, the "TRANSFERABLE OPTIONS").

                  (c) LIMITED TRANSFERABILITY. Subject to the conditions in subsection (d) below, the Committee may, in its sole discretion, authorize all or a portion of the Transferable Options to be on terms that permit transfer of an Option by the initial Optionee of the Option (the "INITIAL OPTIONEE") to:

                           (i) the spouse, children, step-children, grandchildren, step-grandchildren, siblings or parents of the Initial Optionee ("IMMEDIATE FAMILY MEMBERS");

                           (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members;

                           (iii) a partnership or other entity in which the Immediate Family Members are the only partners or equity owners; or

                           (iv) a former spouse of the Initial Optionee under a qualified domestic relations order (collectively, a "PERMITTED TRANSFEREE").

                  (d) CONDITIONS OF TRANSFER. A transfer under Section 12.2(c) is subject to the following conditions:

                           (i)      there may be no consideration for the
                                    transfer;

                           (ii) the Option Agreement under which the Options are granted, or any amendment thereto, is approved by the Committee, and expressly provides for transferability in a manner consistent with this Section 12.2;

                           (iii) any Option or portion transferred by an Initial Optionee to a Permitted Transferee may be exercised by the Permitted Transferee only to the same extent as the Initial Optionee would have been entitled to exercise it, and remains subject to all of the terms and conditions that would have applied to the Option under the provisions of the Plan and Option Agreement, if the Initial Optionee had not transferred the Option or portion to the Permitted Transferred;

                           (iv) subsequent transfers of transferred Options (including sale, assignment, pledge or other transfer) are prohibited except by will or the laws of descent and distribution;


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                           (v)      the Initial Optionee remains subject to
                                    applicable withholding taxes upon exercise of options transferred to a Permitted Transferee;

                           (vi) the Company has no obligation to notify the Permitted Transferee of the expiration or early termination of any Option;

                           (vii) the Committee may, in its sole discretion, require as a condition to the transfer of an Option, that the Permitted Transferee execute an agreement under which the Permitted Transferee would become a party to the applicable Option Agreement and agree that in the event the Company merges into or consolidates with another entity, the Company sells all or a substantial part of its assets, or the Company's Stock is subject to a tender or exchange offer, the Permitted Transferee will consent to the transfer or assumption of the Option, or accept a new option in substitution, if the Company requests the Permitted Transferee to do so; and

                           (viii) the transfer is not effective unless and until the Initial Optionee has furnished the Committee written notice of the transfer, copies of all requested documents evidencing the transfer, and any other agreements as may be required by the Committee.

13.      AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN.

         13.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. The Board may at any time terminate, and from time to time may amend or modify, the Plan, except that without stockholder approval, the Board may not:

                  (a) increase the total amount of Stock that may be purchased through Options granted under the Plan, except as provided in Section 14.1;

                  (b) change the class of Employees or Consultants eligible to receive Options; or

                  (c) change the provisions of Section 9.1 above to allow an Optionee to be granted Options in any fiscal year to purchase an aggregate number of shares of Stock in excess of 1,500,000 shares per Optionee, subject to adjustment under Section 14.1.

         13.2 OPTIONS PREVIOUSLY GRANTED. No amendment, modification or termination of the Plan shall in any manner adversely affect any


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                  outstanding Option under the Plan without the consent of the
                  Optionee holding the Option.

14.      CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, REORGANIZATION

         14.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the value of the Stock, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of shares of Stock, a recapitalization, a spin-off or a similar occurrence, the Committee may adjust as appropriate, in its sole discretion, one or more of:

                  (a) the number of shares of Stock available for future grants under Section 7;

                  (b) the number of shares of Stock covered by each outstanding Option; or

                  (c)      the Exercise Price under each outstanding Option.

         14.2 OPTIONEE RIGHTS. Except as provided in this Section 14, an Optionee shall have no rights by reason of any issue by the Company of any class of capital stock or securities convertible into capital stock of any class, any subdivision or consolidation of shares of capital stock of any class, the payment of any capital stock dividend or any other increase or decrease in the number of shares of capital stock of any class.

         14.3 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Options terminate immediately before the dissolution or liquidation of the Company.

         14.4 MERGER, EXCHANGE OR REORGANIZATION. In the event that the Company is a party to a merger, exchange or reorganization, outstanding Options are subject to the agreement of merger, exchange or reorganization. The agreement must provide for:

                  (a) the continuation of the outstanding Options by the Company, if the Company is a surviving corporation;

                  (b) the assumption of the outstanding Options by the surviving corporation or its parent or subsidiary;


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

                  (c) the substitution by the surviving corporation or its parent or subsidiary of its own options for the outstanding Options;

                  (d) full exercisability or vesting and accelerated expiration of the outstanding Options; or

                  (e) settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of the Options.

         14.5 ASSET SALE. In no event are any Option exercisable during the period immediately following the announcement of the sale and until all revenue resulting from a sale of assets has been distributed to the shareholders. In the event of the sale of all or substantially all of the Company's assets, at the discretion of the Company, the Options will:

                  (a)      remain outstanding;

                  (b) be substituted for the options of the acquiring corporation or its parent or subsidiary;

                  (c) become fully vested immediately prior to the sale and cancelled upon closing of the sale; or

                  (d) be cancelled in exchange for payment of full value of the outstanding Options with cash or cash equivalents.

15. SECURITIES REGISTRATION. In the event that the Company deems it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or has been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee must cooperate with the Company and take such action as is necessary to permit registration or qualification of the Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing: (a) that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part; and (b) that before any transfer in connection with the resale of the shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that the shares may be transferred. The Company may also require that the certificates representing the shares contain legends reflecting the foregoing. The Company will only require the foregoing investment representation from an Optionee,


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

         inscription of a legend on the Optionee's share certificate and placement of a stop order with the Company's transfer agent if a registration statement is not in effect with respect to the shares issued under the Plan at the time the Optionee exercises the Option.

16.      TAX WITHHOLDING.

         16.1 TAX WITHHOLDING. Company has the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan. The Company is not required to issue any Stock under the Plan until these obligations are satisfied.

         16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, or upon any other taxable event hereunder, Optionees may elect, subject to the approval of the Committee and compliance with applicable laws and regulation, to satisfy the minimum withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value, on the date the tax is to be determined, equal to the minimum withholding requirement.

17. INDEMNIFICATION. To the extent permitted by law, each person who is or will have been a member of the Committee or of the Board is indemnified by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement, with the Company's approval, or paid by him in satisfaction of judgment in any action, suit, or proceeding against him, if he gives the Company an opportunity, at its own expense, to handle and defend before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification is not exclusive of any other rights of indemnification to which these persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them.

18.      REQUIREMENTS OF LAW

         18.1 REQUIREMENTS OF LAW. The granting of Options and the issuance of shares of Stock upon the exercise of an Option is subject to all applicable laws, rules and regulations, and to approvals by any governmental agencies or national securities exchanges, as may be required.


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

         18.2 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements under the Plan, are governed by the laws of the State of Minnesota.

         18.3 COMPLIANCE WITH THE EXCHANGE ACT AND THE CODE. The Plan is intended to comply in all respects with applicable law and regulations including (a) with respect to those Optionees who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission, if applicable, and (b) with respect to Incentive Stock Options, Code Section 422. If any provision of the Plan is susceptible to more than one interpretation, the interpretation should be given as is consistent with all applicable law (including Rule 16b-3 and Code Section 422). Notwithstanding anything herein to the contrary, with respect to Optionees who are officers and directors of the Company for purposes of Section 16 of the Exchange Act, no grant of an Option will permit unrestricted ownership of Stock by the Optionee for at least six months from the date of the grant of such Option, unless the Board determines that the grant of such Option otherwise satisfies the then current Rule 16b-3 requirements.

19. EFFECTIVE DATE OF PLAN. Subject to Stockholder Approval of the Plan, the Plan shall be effective as of November 20, 2000, the date of its adoption by the Board.


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